UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2002

                 LUNA MEDICAL TECHNOLOGIES INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

           NEVADA                            98-0207745
          --------                           ----------
  (State or other jurisdiction             (I.R.S. Employer
  of incorporation or organization)        Identification No.)

1390-7075 West Georgia Street
Vancouver, British Columbia                    V6E 3C9
------------------------------------           -------
  (Address of principal executive offices)    (Zip Code)

  Registrant's telephone number             (604) 605-8852
                                            --------------

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Item 4.  CHANGES IN ACCOUNTANTS

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1)   On March 27, 2002, the Registrant's accountants,
Williams & Webster, P.S., resigned and on May 15, 2002, the Registrant retained new accountants, McKay & Company, located at Suite 1000, 1190 Hornby Street, Vancouver, British Columbia V6Z 2W2.

     (i) The resignation by Williams & Webster, P.S., was not a result of any disagreement between the Company and Williams & Webster, P.S., on any accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable events during the past two fiscal years and the interim period through their date of resignation, March 27, 2002;

     (ii) The financial statements reported on by Williams & Webster, P.S., were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to audit scope, accounting principles or uncertainties except for the issue of going concern during the past two fiscal years, and the interim period through their date of resignation, March 27, 2002 and there were no disagreements or reportable events with Williams & Webster, P.S., Co., during the last two full fiscal years and the subsequent interim period through their date of resignation, March 27, 2002. Williams & Webster, P.S. has not issued any audit reports covering any period after March 31, 2000.

     (iii) The decision to accept the resignation of Williams &
Webster, P.S., and the retainer of McKay & Company was approved by the Registrant's Board of Directors; and

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable events during the past two fiscal years and the interim period through the date of resignation by Williams & Webster, P.S., March 27, 2002.
Williams & Webster, P.S. has not issued any audit reports covering any period after March 31, 2000.

          (B)  Not applicable;
          (C)  Not applicable;
          (D)  Not applicable; and
          (E)  Not applicable.

     (2) On May 15, 2002, the Registrant engaged McKay & Company as its independent accountants.

          (i)  The Registrant did not consult with McKay &
Company, its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable.

     (3) The Registrant has provided to Williams & Webster, P.S., a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Williams & Webster, P.S., addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.
          Not Applicable

     (b) Pro Forma financial information.
          Not Applicable

     (c) Index to Exhibits.

   Exhibit Number        Description
       (16)              Letter from Williams & Webster, P.S.
                         pursuant to Item 304(a)(3) of Regulation
                         S-B

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2002

LUNA MEDICAL TECHNOLOGIES INC.
-----------------------------------
(Registrant)

By: /s/ Brent Shaw
    ----------------
    President